UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 21, 2017

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois	62650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (217) 245-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on February 21, 2017, the Board of Directors of Jacksonville Bancorp, Inc. (the “Company”) amended the Company bylaws to add a new provision (Article II, Section 14) to provide that no person 70 years of age or older will be eligible for election, reelection, appointment or reappointment to the Board of Directors of the Company. In addition, no person will serve as a director beyond the annual meeting of stockholders immediately following such person becoming 70 years of age; provided, however, such person may serve the remainder of his or her unexpired term.

A copy of the Amended and Restated Bylaws of the Company is attached as Exhibit 3.2 to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of Jacksonville Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: February 21, 2017	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 3.2	Amended and Restated Bylaws of Jacksonville Bancorp, Inc.